UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

MGCC INVESTMENT STRATEGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State of incorporation or organization)	88-0495105 (I.R.S. Employer Identification No.)

3172 N. Rainbow Blvd., #409, Las Vegas, NV (Address of principal executive offices)	89108 (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration file number to which this form relates:

33-74914.

Securities to be registered pursuant to Section 12(b) of the Act:

None.

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.0001 par value per share.
(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Securities," of the Prospectus included in the Registrant's Registration Statement filed with the Securities and Exchange Commission on January 13, 2003  which form of final prospectus is also incorporated by reference herein.

Exhibit Number	Description
3(i)	Amended Articles of Incorporation*
3(iv)	Bylaws*
5(i)	Legal Opinion and Consent of Counsel*
6(i)	Specimen Stock Certificate*
23	Consent of Independent Certified Public Accountant*

*	Incorporated herein by reference to the identically numbered exhibit to the Registrant's Registration Statement on Form SB-2, filed on January 13, 2003.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

MGCC INVESTMENT INVESTMENT STRATEGIES, INC.
Date: January 13th, 2003	By:	/s/ Raymond R. Cottrell
	Name:	Raymond R. Cottrell
	Title:	President and Chief Executive Officer

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